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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                 June 7, 1996



                           FAMILY GOLF CENTERS, INC.

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            (Exact Name of Registrant as Specified in its Charter)

    Delaware                      0-25098                   11-3223246
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(State or other              (Commission File              (IRS Employer
 jurisdiction of              Number)                       Identification
 incorporation)                                             No.)

                             225 Broadhollow Road
                           Melville, New York 11747
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                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 694-1666



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                (Former Address, if changed since last report)


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Item 2.           Acquisition or Disposition of Assets.

                  The Cincinnati, Ohio Golf Center

                  On June 7, 1996, Family Golf Centers, Inc. (the "Company"), pursuant to a stock purchase agreement, acquired K.G. Golf, Inc., an Ohio corporation ("KGG"). The assets owned by KGG include (i) a lease of approximately 24 acres of real property in Fairfield, Ohio (near Cincinnati) on which there is a driving range, pro shop and related facilities used and operated as a golf center, and (ii) certain equipment, fixtures and personal property used in connection with the operation of the golf center (the "Ohio Assets").
                  Pursuant to the stock purchase agreement, dated as of June 7, 1996, among the three individual stockholders of KGG, KGG and the Company, the Company purchased the Ohio Assets in exchange for (i) $1,400,000 in cash, and (ii) the assumption of liabilities of $70,000 in connection with the Ohio Assets. The source of funds for the acquisition was $1,400,000 from the Company's line of credit with Chemical Bank. This line of credit (the "Chemical Bank Credit Line") bears interest at the prime rate of interest plus 1.5% and is secured by the Company's pledge of all the outstanding shares of Pelham Family Golf Centers, Inc. (a wholly owned subsidiary of the Company which owns the Pelham Golf Center located in Greenville, South Carolina).
                  The Company intends to continue operating this property as a golf center and to make various capital improvements to it.
                  The foregoing summary of the acquisition and related transactions is incomplete and is qualified in its entirety by reference to the copy of the agreement filed as Exhibit 1 annexed hereto.

                  The Tucson, Arizona Golf Center
                  On June 7, 1996, the Company, pursuant to a purchase agreement, acquired from four individuals (the "Sellers") (i) approximately 18 acres of

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real property in Tucson, Arizona, on which property there is a driving range, pro shop and related facilities used and operated as the "Catalina Golf Center", and (ii) certain equipment, fixtures and personal property used in connection with the operation of the golf center (the "Tucson Assets").
                  Pursuant to the purchase agreement, dated as of June 7, 1996, among the Sellers and a wholly-owned subsidiary of the Company (the "Tucson Purchase Agreement"), the Company purchased the Tucson Assets for $1,100,000 in cash, all of which was derived from the Company's Chemical Bank Credit Line.
                  As part of the acquisition, the Sellers placed $50,000 in cash in escrow as security for the performance of certain obligations of the Sellers under the Tucson Purchase Agreement.
                  The Company intends to continue operating the Catalina Golf Center as a golf center and to make various capital improvements to it.
                  The foregoing summary of the acquisition and related transactions is incomplete and is qualified in its entirety by reference to the copy of the agreement filed as Exhibit 2 annexed hereto.

                  The St. Louis, Missouri Golf Center
                  On June 7, 1996, the Company, pursuant to a purchase agreement, acquired certain assets from Tree Court Golf & Recreational
Complex, Inc. (the "St. Louis Seller"). The acquired assets included (i) a lease of approximately 42 acres of real property in St. Louis, Missouri ("Missouri Lease") on which there is a nine-hole executive golf course, driving range, pro shop and related facilities used and operated as a golf center, and
(ii) certain equipment, fixtures and personal property used in connection with the operation of the golf center (the "St. Louis Assets").
                  Pursuant to the purchase agreement, dated as of June 7, 1996, among the St. Louis Seller and a wholly-owned subsidiary of the Company, the Company

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purchased the St. Louis Assets for $1,300,000 in cash, all of which was derived from the Company's Chemical Bank Credit Line. The Company has guaranteed the obligations of its wholly owned subsidiary under the Missouri Lease.
                  The Company intends to operate the property as the "St. Louis Family Golf Center" and to make various capital improvements to it.
                  The foregoing summary of the acquisition and related transactions is incomplete and is qualified in its entirety by reference to the copy of the agreement filed as Exhibit 3 annexed hereto.

                  The West Palm Beach, Florida Golf Center
                  On June 10, 1996, the Company, pursuant to a purchase agreement, acquired certain assets from W.A.G.N. Partners (the "WPB Seller"). The acquired assets included (i) approximately 32 acres of real property in West Palm Beach, Florida on which there is an 18-hole, par-3 golf course, driving range, pro shop and related facilities used and operated as a golf center, and (ii) certain equipment, fixtures and personal property used in connection with the operation of the golf center (the "West Palm Beach Assets").
         Pursuant to the purchase agreement, dated as of June 10, 1996, among the WPB Seller and a wholly-owned subsidiary of the Company, the Company purchased the West Palm Beach Assets for $1,750,000 in cash. The source of funds for the acquisition consisted of (i) $1,130,000 derived from the Company's Chemical Bank Credit Line and (ii) $620,000 derived from working capital.
         The Company intends to operate the property as the "West Palm Beach Golf Center" and to make various capital improvements to it.
         The foregoing summary of the acquisition and related transactions in incomplete and is qualified in its entirety by reference to the copy of the agreement filed as Exhibit 4 annexed hereto.

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                  Annexed hereto as Exhibit 5 is a press release issued by the
Company on June 11, 1996 announcing, among other things, the Company's acquisitions of the four golf centers referenced above.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                           Item 7 is supplemented by the addition of the following:

                           (a)      Financial Statements of Businesses Acquired

                                    In accordance with Item 7(a)(4) of Form
8-K, attached hereto as Exhibits 6, 7, 8, 9 and 10 respectively are the financial statements of K.G. Golf, Inc., Catalina Golf Center, Tree Court Golf & Recreational Complex, Inc., Golf and Sports Center of the Palm Beaches, Inc. and W.A.G.N. Partners.
                           (b)      Pro Forma Financial Information

                                    In accordance with Item 7(b)(2) of Form
8-K, attached hereto as Exhibit 11 are the pro forma financial statements required by Article 11 of Regulation S-X, which pro forma financial statements include in addition to the four golf centers referenced above, the acquisitions of Owl's Creek Golf Center, Inc., Flemington Golf and Sports Center, LLC and associated land, 202 Golf Associates, Inc., Indian River Golf-O-Rama, Inc. and all of the acquisitions made by the Company in 1995.

                           (c)      Exhibits

                                    *1.  Stock Purchase Agreement, dated
June 7, 1996, among Joseph E. Wolf, Kenneth R. Gibbons and Richard Johnson, as sellers, K.G. Golf, Inc., and Family Golf Centers, Inc.
                                    *2.  Purchase Agreement, dated June 7,
1996, among Ruth Perillo, Lynn Perillo, Glen Perillo and Oscar Ramirez, as sellers, and Tucson

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Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers,
Inc.
                                    *3.  Assignment and Assumption of Lease,
dated June 7, 1996, by and between Tree Court Golf & Recreational Complex,
Inc. and St. Louis Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.
                                    *4.  Purchase Agreement, dated June
10, 1996, by and between W.A.G.N. Partners and West Palm Beach Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.
                                    5.   Press Release issued by the Company
on June 11, 1996.
                                    6.   Audited Financial Statements of K.G.
Golf, Inc. for the year ended December 31, 1995 and unaudited financial statements for the three months ended March 31, 1996.
                                    7.   Audited Financial Statements of
Catalina Golf Center for the year ended December 31, 1995 and unaudited financial statements for the three months ended March 31, 1996.
                                    8.   Audited Financial Statements of Tree
Court Golf & Recreational Complex, Inc. for the year ended December 31, 1995 and unaudited financial statements for the three months ended March 31, 1996.
                                    9.   Audited Financial Statements of Golf
and Sports Center of the Palm Beaches, Inc. for the year ended December 31, 1995 and unaudited financial statements for the three months ended March 31, 1996.
                                    10.  Audited Financial Statements of
W.A.G.N. Partners for the year ended December 31, 1995.
                                    11.  Unaudited pro forma condensed
balance sheet of the Company and its subsidiaries as of March 31, 1996 and unaudited pro forma condensed statements of operations of the Company and its subsidiaries for the year ended December 31, 1995 and for the three months ended March 31, 1996.


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*        Incorporated by reference to Amendment No. 1 to the Company's
         Registration Statement (Registration No. 333-4541) filed on June 12, 1996.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 24, 1996

                                FAMILY GOLF CENTERS, INC.

                                By: /s/ Dominic Chang
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                                        Dominic Chang,
                                        President and Chief Executive Officer



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                                 EXHIBIT INDEX



                          EXHIBIT NOS. AND DESCRIPTON
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                                    *1.  Stock Purchase Agreement, dated
June 7, 1996, among Joseph E. Wolf, Kenneth R. Gibbons and Richard Johnson, as sellers, K.G. Golf, Inc., and Family Golf Centers, Inc.

                                    *2.  Purchase Agreement, dated June 7,
1996, among Ruth Perillo, Lynn Perillo, Glen Perillo and Oscar Ramirez, as sellers, and Tucson Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

                                    *3.  Assignment and Assumption of Lease,
dated June 7, 1996, by and between Tree Court Golf & Recreational Complex, Inc. and St. Louis Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

                                    *4.  Purchase Agreement, dated June
10, 1996, by and between W.A.G.N. Partners and West Palm Beach Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

                                    5.   Press Release issued by the Company
on June 11, 1996.

                                    6.   Audited Financial Statements of K.G.
Golf, Inc. for the year ended December 31, 1995 and unaudited financial statements for the three months ended March 31, 1996.

                                    7.   Audited Financial Statements of
Catalina Golf Center for the year ended December 31, 1995 and unaudited financial statements for the three months ended March 31, 1996.

                                    8.   Audited Financial Statements of Tree
Court Golf & Recreational Complex, Inc. for the year ended December 31, 1995 and unaudited financial statements for the three months ended March 31, 1996.

                                    9.   Audited Financial Statements of Golf
and Sports Center of the Palm Beaches, Inc. for the year ended December 31, 1995 and unaudited financial statements for the three months ended March 31, 1996.

                                    10.  Audited Financial Statements of
W.A.G.N. Partners for the year ended December 31, 1995.

                                    11.  Unaudited pro forma condensed
balance sheet of the Company and its subsidiaries as of March 31, 1996 and unaudited pro forma condensed statements of operations of the Company and its subsidiaries for the year ended December 31, 1995 and for the three months ended March 31, 1996.


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*        Incorporated by reference to Amendment No. 1 to the Company's
         Registration Statement (Registration No. 333-4541) filed on June 12, 1996.